SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: November 4, 1998
(Date of earliest event reported)


                          Morgan Stanley Capital I Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware               333-62911-01                   13-3291626
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      (State or Other            (Commission                (I.R.S. Employer
      Jurisdiction of           File Number)               Identification No.)
      Incorporation)


        1585 Broadway, New York, N.Y.                            10036
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 (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (212) 761-4000

Item 5. Other Events.

     Attached as Exhibit 1 is the Pooling and Servicing Agreement (as defined below) for the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-XL2 (the "Certificates"). On October 15, 1998, Morgan Stanley Capital I Inc. (the "Company") caused the issuance of the Certificates, pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Pooling and Servicing Agreement") by and among the Company, Midland Loan Services, Inc., as master servicer, Midland Loan Services, Inc., as special servicer and , as trustee, in eleven classes: the Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E, Class F, Class Q, Class R and Class LR Certificates.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

                  Item 601(a) of
                  Regulation S-K
   Exhibit No.      Exhibit No.                     Description
   -----------      -----------                     -----------

           1            4           Pooling and Servicing  Agreement dated as of
                                    October 1, 1998.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                   MORGAN STANLEY CAPITAL I INC.


                                                   By: /s/ James E. Flaum
                                                       -------------------------
                                                      Name: James E. Flaum
                                                           ---------------------
                                                      Title: Vice President
                                                            --------------------

Date:  October __, 1998